UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-08606

Deutsche DWS Asset Allocation Trust

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

100 Summer Street

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	8/31

Date of reporting period:	8/31/2020

ITEM 1.	REPORT TO STOCKHOLDERS

August 31, 2020

Annual Report

to Shareholders

Deutsche DWS Asset Allocation Trust

DWS Multi-Asset Conservative Allocation Fund

DWS Multi-Asset Growth Allocation Fund

DWS Multi-Asset Moderate Allocation Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s Web site (dws.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank), or if you are a direct investor, by calling (800) 728-3337 or sending an email request to service@dws.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 728-3337 or send an email request to service@dws.com to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with DWS if you invest directly with the Fund.

Contents

3	Letter to Shareholders
4	Portfolio Management Review
10	Performance Summaries
16	Portfolio Summaries
17	Investment Portfolios
29	Statements of Assets and Liabilities
31	Statements of Operations
33	Statements of Changes in Net Assets
36	Financial Highlights

45	Notes to Financial Statements
61	Report of Independent Registered Public Accounting Firm
63	Information About Each Fund’s Expenses
67	Tax Information
68	Advisory Agreement Board Considerations and Fee Evaluation
74	Board Members and Officers
79	Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider each Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Although allocation among different asset categories generally limits risk, fund management may favor an asset category that underperforms other assets or markets as a whole. Stocks may decline in value. Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund’s performance is directly related to the performance of the underlying portfolios or funds. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying portfolios or funds. The underlying funds could expose the Fund to risks related to investing in inflation-indexed bonds, real estate securities, infrastructure related companies, commodities, frontier markets, micro-cap companies and the CROCI® investment process. Please read the prospectus for details.

War, terrorism, economic uncertainty, trade disputes, public health crises (including the recent pandemic spread of the novel coronavirus) and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	Deutsche DWS Asset Allocation Trust

Letter to Shareholders

Dear Shareholder:

The economic recovery from the COVID-19 pandemic proceeds, but the pace is moderating.

The most dynamic part of the recovery — the bounce back from lockdown — is likely to be behind us. Now a more arduous phase is beginning, in which incremental improvements will most probably be smaller. Some repercussions of the pandemic might only become apparent now, such as bankruptcies among smaller companies. While setbacks can be expected, we believe the overall direction of the economy should remain upward — provided there is no second, large-scale lockdown.

Along with an unprecedented slump in economic activity, we have seen unprecedented rescue packages through monetary and fiscal policy. DWS’s CIO Office believes accommodative monetary policy and very low interest rates could be with us for much longer. With little upside potential for wages, weak demand and a drastic under-utilization of capacities, we still see very low inflation rates.

In the coming months, we expect limited market upside taking into consideration that risks that are already on the horizon could provoke markets corrections. Increased market volatility could be fueled by a variety of events: the potential escalation in the U.S.-Chinese technology dispute; setbacks in the fight against COVID-19; failure to reach an agreement on the U.S. stimulus package; or events leading up to or in the aftermath of the November elections.

While companies and societies improve their coexistence with the virus, not all sectors will benefit equally. For this reason, we believe that active management, with its close monitoring of developments, is critical. We believe that the close interaction between our portfolio managers and our CIO Office — which synthesizes the views of more than 900 DWS economists, analysts and investment professionals around the world — positions us to make strategic and tactical decisions.

We appreciate your trust and welcome the opportunity to help you navigate these unusual times. For ongoing updates to our market and economic outlook, please visit the ‘Insights’ section of dws.com.

Best regards,

Hepsen Uzcan President, DWS Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

Deutsche DWS Asset Allocation Trust	|	3

Portfolio Management Review	(Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 10 through 15 for more complete performance information.

Investment Strategy and Process

Using a risk/return strategic asset allocation process, portfolio management allocates the Funds’ assets among various asset categories. Portfolio management periodically reviews the Funds’ allocations and may adjust them based on current or anticipated market conditions, to manage risk consistent with the Funds’ overall investment strategy or based upon other relevant considerations.

Portfolio management also utilizes a tactical asset allocation process to adjust allocations in response to short-term market changes from time to time. Tactical allocations reflect views from DWS’s Chief Investment Officer and global research platform. Tactical allocations, which may include derivative instruments, have shorter investment horizons as positions reflect short-term views and may be implemented as: (i) changes to a Funds’ strategic asset allocation, (ii) through the addition of new allocations, or (iii) through changes to prior tactical allocations.

During the one-year period ended August 31, 2020, the three funds in Deutsche DWS Asset Allocation Trust performed as follows:

DWS Multi-Asset Conservative Allocation Fund	6.38%
S&P Target Risk Conservative Index	8.57%
Morningstar Allocation 30%–50% Funds Average	6.87%
DWS Multi-Asset Growth Allocation Fund	10.44%
S&P Target Risk Moderate Index	9.49%
Morningstar Allocation 70%–85% Funds Average	8.83%
DWS Multi-Asset Moderate Allocation Fund	7.12%
S&P Target Risk Moderate Index	9.49%
Morningstar Allocation 50%–70% Funds Average	8.83%

4	|	Deutsche DWS Asset Allocation Trust

Performance by Asset Class

Category	Index	Total Return
Large-Cap U.S. Stocks	S&P 500 Index	21.94%
Small-Cap U.S. Stocks	Russell 2000 Index	6.02%
Developed-Market International Stocks	MSCI EAFE Index	6.13%
Emerging-Market Stocks	MSCI Emerging Markets Index	14.49%
U.S. Investment-Grade Bonds	Bloomberg Barclays U.S. Aggregate Bond Index	6.47%
U.S. High-Yield Bonds	ICE BofAML US High Yield Index	3.62%
Emerging-Market Bonds	JP Morgan EMBI Global Diversified Index	2.73%
Commodities	Bloomberg Commodity Index	–3.90%

Financial Market Overview

Even with the sharp sell-off that accompanied the spread of COVID-19, most major asset classes delivered positive returns in the past 12 months.

The financial markets performed reasonably well from the beginning of the period through the middle of February. During this time, stocks and the credit-oriented areas of the bond market (including investment-grade corporates, high-yield bonds, and emerging-markets debt) gained ground on the strength of slow but steady economic growth, supportive central bank policies, and optimism that the United States and China would resolve their trade dispute.

The positive backdrop shifted mid-way through the first quarter of 2020. As COVID-19 spread across the globe, governments sought to contain the virus by closing down broad segments of their economies. The outlook for both global growth and corporate earnings weakened considerably as a result, leading to a large downturn in stocks and higher-risk areas of the bond market. At the same time, investors’ search for “safe havens” fueled impressive gains for U.S. Treasuries.

World governments and central banks responded to these developments by providing stimulus of historic magnitude. The U.S. Federal Reserve cut short-term interest rates to zero and initiated a number of programs intended to support the economy and arrest the decline in the financial markets, and overseas central banks enacted similar measures. Many governments also provided fiscal support, highlighted by the $2 trillion-plus stimulus bill passed by the U.S. Congress. This aggressive response,

Deutsche DWS Asset Allocation Trust	|	5

together with optimism surrounding the gradual reopening of the world economy in the summer, contributed to a strong recovery in equities and the bond market’s credit sectors. The rally allowed most major asset classes to erase their prior downturns and finish the 12-month period with positive returns.

Fund Performance

The Funds retained a broadly diversified approach, with target allocations that reflected the investment objective of each portfolio. At the same time, we held overweights or underweights in certain categories based on their relative attractiveness.

The Conservative and Moderate Funds’ top-level allocations were the primary driver of their performance over the past year. We adopted a fairly cautious approach late in 2019 due to our continued concerns about the global macroeconomic environment, which prevented the Funds from fully capitalizing on the rally in equities in this time. This defensive posture subsequently contributed to performance in the sell-off that occurred in February and March. We remained cautious as the first quarter drew to a close, based on the high degree of uncertainty surrounding COVID-19 and the outlook for global growth. The Funds therefore lagged somewhat in the ensuing rebound in risk assets, which translated to underperformance for both over the full year.

On the other hand, the Growth portfolio was overweight in equities relative to its benchmark, the S&P Target Risk Moderate Index. As a result, it outperformed in the annual period.

“We remain alert for opportunities to take advantage of market fluctuations by shifting the Funds’ risk profiles.”

The Funds’ positioning in fixed income had a largely neutral impact on performance. We were overweight in investment-grade corporate bonds into the second quarter of 2020, but we began to reduce the position toward neutral weighting as the category rallied. These moves had a roughly flat overall effect on relative performance. Conversely, we maintained an underweight in high-yield bonds through the end of the first quarter before adding to the position to capitalize on the sell-off. The Funds were therefore in a position to take advantage of the subsequent rally in high yield, which was additive to performance. An allocation to

6	|	Deutsche DWS Asset Allocation Trust

international bonds (both developed- and emerging-market) detracted from results.

We maintained the Funds’ position in a portfolio of alternative assets consisting of infrastructure stocks, real estate investment trusts, and commodities. All three asset classes underperformed stocks and bonds, detracting from relative performance. We maintained the position, as we believe holding a portion of the Funds’ assets in these categories can augment both income and diversification over time. In addition, we think these segments stand to benefit if inflation begins to rise.

We used derivatives, primarily futures contracts, to take tactical positions and help implement our investment views in an efficient fashion. In the aggregate, the use of derivatives detracted slightly across all three funds. Since we used derivatives to achieve the Fund’s risk and return objectives, their impact on performance should be evaluated within the context of the entire portfolio and not as a standalone strategy.

Outlook and Positioning

We retained a defensive positioning at the end of August — highlighted by an underweight in equities — since a number of risks remained in place. Specifically, we saw the potential for volatility stemming from the continued presence of COVID-19 and the uncertainty surrounding the U.S. elections. In addition, stock market valuations moved sharply higher in the April–August interval due to the combination of rising prices and declining corporate profit estimates. Part of this disconnect reflected investors’ increased willingness to “look across the valley” toward the time when the effects of the pandemic have eased and earnings have returned to normalized levels. Still, it also indicates higher potential risk for equities — a factor that forms the underpinning for our careful strategy.

On the fixed-income side, we continued to hold a balanced portfolio through positions in a range of rate- and credit-sensitive investments. We think this approach can provide an attractive level of income without an excessive level of credit risk.

We believe these aspects of our positioning, taken together, can allow the Fund to capitalize on additional upside potential in the markets, while at the same time offering a cushion against further volatility. We remain alert for opportunities to take advantage of market fluctuations by shifting the Funds’ risk profiles.

Deutsche DWS Asset Allocation Trust	|	7

Portfolio Management Team

Dokyoung Lee, CFA, Director

Portfolio Manager of each Fund. Began managing each Fund in 2018.

–

Joined DWS in 2018 with 24 years of industry experience; previously, worked as Head of Research and Portfolio Manager in the Global Multi-Asset Group at Oppenheimer Funds, and in research and portfolio management roles at AllianceBernstein.

–	Americas Multi-Asset Head: New York

–	BSE, Princeton University.

Sophia Noisten, Associate

Portfolio Manager of each Fund. Began managing each Fund in 2019.

–	Joined DWS in 2016. Prior to her current role, she completed the graduate training program and interned with the Multi-Asset group.

–	Associate Portfolio Manager for Multi-Asset: New York.

–	BS in Finance and International Business, Georgetown University.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The S&P Target Risk Conservative Index emphasizes exposure to fixed income in order to produce a consistent income stream and avoid excessive volatility of returns.

The S&P Target Risk Moderate Index offers significant exposure to fixed income, while also increasing opportunities for higher returns through equities.

The Morningstar Allocation 30%–50% Funds category represents Funds in allocation categories that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures between 30% and 50%.

The Morningstar Allocation 50%–70% Funds category represents funds in allocation categories that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures between 50% and 70%.

The Morningstar Allocation 70%–85% Funds category represents Funds in allocation categories that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures between 70% and 85%.

The S&P 500 Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Russell 2000 Index is an unmanaged, capitalization-weighted measure of approximately 2,000 of the smallest companies in the Russell 3000® Index. The Russell 3000® Index is an unmanaged index that measures the performance of the

8	|	Deutsche DWS Asset Allocation Trust

3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged equity index which captures large and mid-capitalization representation across 21 developed markets countries around the world, excluding the U.S. and Canada. It covers approximately 85% of the free float-adjusted market capitalization in each country.

The Morgan Stanley Capital International (MSCI) Emerging Markets Index is an unmanaged equity index which captures large and mid-capitalization representation across 24 emerging markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more.

The ICE BofA ML US High Yield Index tracks the performance of the U.S. dollar denominated U.S. Treasury Bills publicly issued in the U.S. domestic market with a remaining term to final maturity of less than three months.

The JPMorgan EMBI Global Diversified Index tracks total returns for U.S.-dollar denominated debt instruments issued by emerging market sovereign entities, including Brady bonds, loans and Eurobonds, and quasi-sovereign entities. The Index limits exposure to any one country.

The Bloomberg Commodity Index is an unmanaged index that tracks a diversified group of commodities and commodities futures contracts traded on both U.S. and London exchanges.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Contribution and detraction incorporate both an investment’s total return and its weighting in a portfolio.

Derivatives are contracts whose values can be based on a variety of instruments, including indices, currencies or securities. They can be utilized for a variety of reasons, including for hedging purposes, for risk management; for non-hedging purposes to seek to enhance potential gains, or as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility.

Futures contracts are contractual agreements to buy or sell a particular commodity or financial instrument at a predetermined price in the future.

Deutsche DWS Asset Allocation Trust	|	9

Performance Summaries	August 31, 2020 (Unaudited)

DWS Multi-Asset Conservative Allocation Fund

Class A	1-Year	5-Year	10-Year

Average Annual Total Returns as of 8/31/20
Unadjusted for Sales Charge	6.38%	5.09%	5.88%
Adjusted for the Maximum Sales Charge (max 5.75% load)	0.26%	3.86%	5.25%
S&P Target Risk Conservative Index†	8.57%	6.24%	5.59%

Class C	1-Year	5-Year	10-Year

Average Annual Total Returns as of 8/31/20
Unadjusted for Sales Charge	5.59%	4.29%	5.08%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	5.59%	4.29%	5.08%
S&P Target Risk Conservative Index†	8.57%	6.24%	5.59%

Class S	1-Year	5-Year	10-Year

Average Annual Total Returns as of 8/31/20
No Sales Charges	6.65%	5.35%	6.14%
S&P Target Risk Conservative Index†	8.57%	6.24%	5.59%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated December 1, 2019 are 1.30%, 2.09% and 1.04% for Class A, Class C and Class S shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. These expense ratios include net expenses of the underlying funds in which the Fund invests.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

10	|	Deutsche DWS Asset Allocation Trust

DWS Multi-Asset Conservative Allocation Fund Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

†	S&P Target Risk Conservative Index emphasizes exposure to fixed income in order to produce a consistent income stream and avoid excessive volatility of returns.

On October 19, 2015, the Fund changed from a fund-of-funds to a multi-asset allocation fund. Performance would have been different if the Fund’s current investment strategy had been in effect.

	Class A	Class C	Class S

Net Asset Value
8/31/20	$13.97	$13.95	$13.95
8/31/19	$13.42	$13.41	$13.40

Distribution Information as of 8/31/20
Income Dividends, Twelve Months	$.28	$.19	$.32

Deutsche DWS Asset Allocation Trust	|	11

DWS Multi-Asset Growth Allocation Fund

Class A	1-Year	5-Year	10-Year

Average Annual Total Returns as of 8/31/20
Unadjusted for Sales Charge	10.44%	4.61%	6.14%
Adjusted for the Maximum Sales Charge (max 5.75% load)	4.09%	3.38%	5.52%
S&P Target Risk Moderate Index†	9.49%	6.83%	6.56%

Class C	1-Year	5-Year	10-Year

Average Annual Total Returns as of 8/31/20
Unadjusted for Sales Charge	9.64%	3.83%	5.35%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	9.64%	3.83%	5.35%
S&P Target Risk Moderate Index†	9.49%	6.83%	6.56%

Class S	1-Year	5-Year	10-Year

Average Annual Total Returns as of 8/31/20
No Sales Charges	10.66%	4.87%	6.40%
S&P Target Risk Moderate Index†	9.49%	6.83%	6.56%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated December 1, 2019 are 1.33%, 2.11% and 1.11% for Class A, Class C and Class S shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. These expense ratios include net expenses of the underlying funds in which the Fund invests.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

12	|	Deutsche DWS Asset Allocation Trust

DWS Multi-Asset Growth Allocation Fund Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

†	S&P Target Risk Moderate Index offers significant exposure to fixed income, while also increasing opportunities for higher returns through equities.

On July 29, 2019, the Fund’s investment strategy changed. On October 19, 2015, the Fund changed from a fund-of-funds to a multi-asset allocation fund. Performance would have been different if the Fund’s current investment strategy had been in effect.

	Class A	Class C	Class S

Net Asset Value
8/31/20	$16.02	$15.90	$16.03
8/31/19	$15.64	$15.52	$15.66

Distribution Information as of 8/31/20
Income Dividends, Twelve Months	$1.18	$1.04	$1.23
Capital Gain Distributions, Twelve Months	$.05	$.05	$.05

Deutsche DWS Asset Allocation Trust	|	13

DWS Multi-Asset Moderate Allocation Fund

Class A	1-Year	5-Year	10-Year

Average Annual Total Returns as of 8/31/20
Unadjusted for Sales Charge	7.12%	5.42%	7.50%
Adjusted for the Maximum Sales Charge (max 5.75% load)	0.96%	4.18%	6.86%
S&P Target Risk Moderate Index†	9.49%	6.83%	6.56%

Class C	1-Year	5-Year	10-Year

Average Annual Total Returns as of 8/31/20
Unadjusted for Sales Charge	6.30%	4.63%	6.69%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	6.30%	4.63%	6.69%
S&P Target Risk Moderate Index†	9.49%	6.83%	6.56%

Class S	1-Year	5-Year	10-Year

Average Annual Total Returns as of 8/31/20
No Sales Charges	7.52%	5.70%	7.76%
S&P Target Risk Moderate Index†	9.49%	6.83%	6.56%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated December 1, 2019 are 1.78%, 2.49% and 1.50% for Class A, Class C and Class S shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. These expense ratios include net expenses of the underlying funds in which the Fund invests.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

14	|	Deutsche DWS Asset Allocation Trust

DWS Multi-Asset Moderate Allocation Fund

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

†	S&P Target Risk Moderate Index offers significant exposure to fixed income, while also increasing opportunities for higher returns through equities.

On October 19, 2015, the Fund changed from a fund-of-funds to a multi-asset allocation fund. Performance would have been different if the Fund’s current investment strategy had been in effect.

	Class A	Class C	Class S

Net Asset Value
8/31/20	$9.78	$9.75	$9.78
8/31/19	$9.66	$9.63	$9.66

Distribution Information as of 8/31/20
Income Dividends, Twelve Months	$.23	$.15	$.25
Capital Gain Distributions, Twelve Months	$.34	$.34	$.34

Deutsche DWS Asset Allocation Trust	|	15

Portfolio Summaries	(Unaudited)

DWS Multi-Asset Conservative Allocation Fund

Asset Allocation (As a % of Investment Portfolio)	8/31/20	8/31/19
Fixed Income — Bond Funds	26%	35%
Fixed Income — Exchange-Traded Funds	35%	25%
Fixed Income — Money Market Fund	4%	1%
Equity — Equity Funds	29%	35%
Equity — Exchange-Traded Funds	5%	3%
Short-Term U.S. Treasury Obligations	1%	1%
	100%	100%

DWS Multi-Asset Growth Allocation Fund

Asset Allocation (As a % of Investment Portfolio)	8/31/20	8/31/19
Fixed Income — Bond Funds	8%	6%
Fixed Income — Exchange-Traded Funds	16%	16%
Fixed Income — Money Market Fund	4%	6%
Equity — Equity Funds	60%	64%
Equity — Exchange-Traded Funds	11%	7%
Short-Term U.S. Treasury Obligations	1%	1%
	100%	100%

DWS Multi-Asset Moderate Allocation Fund

Asset Allocation (As a % of Investment Portfolio)	8/31/20	8/31/19
Fixed Income — Bond Funds	15%	15%
Fixed Income — Exchange-Traded Funds	23%	20%
Fixed Income — Money Market Fund	4%	3%
Equity — Equity Funds	49%	56%
Equity — Exchange-Traded Funds	8%	5%
Short-Term U.S. Treasury Obligations	1%	1%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about each Fund’s investment portfolio, see pages 17–28. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 79 for contact information.

16	|	Deutsche DWS Asset Allocation Trust

Investment Portfolios	as of August 31, 2020

DWS Multi-Asset Conservative Allocation Fund

	Shares	Value ($)
Equity — Equity Funds 29.6%

DWS Core Equity Fund “Institutional” (a)	448,214	13,437,444

DWS Emerging Markets Equity Fund “Institutional” (a)	41,141	867,244

DWS ESG Core Equity Fund “Institutional” (a)	277,582	4,582,887

DWS RREEF Global Infrastructure Fund “Institutional” (a)	52,510	806,026

DWS RREEF Real Estate Securities Fund “Institutional” (a)	143,100	2,786,150

DWS Small Cap Core Fund “S” (a)	44,250	1,224,850
Total Equity — Equity Funds (Cost $15,418,157)		23,704,601

Equity — Exchange-Traded Funds 5.0%

iShares MSCI Japan ETF	6,949	403,181

iShares MSCI Pacific ex Japan ETF	9,450	401,247

SPDR S&P Emerging Asia Pacific ETF	28,518	3,198,308
Total Equity — Exchange-Traded Funds (Cost $3,424,251)		4,002,736

Fixed Income — Bond Funds 26.1%

DWS Emerging Markets Fixed Income Fund “Institutional” (a)	380,485	3,515,682

DWS Enhanced Commodity Strategy Fund “Institutional” (a)	98,293	864,978

DWS GNMA Fund “Institutional” (a)	636,625	8,849,082

DWS High Income Fund “Institutional” (a)	1,622,210	7,689,275
Total Fixed Income — Bond Funds (Cost $20,053,361)		20,919,017

Fixed Income — Exchange-Traded Funds 34.9%

iShares Core MSCI Europe ETF	59,757	2,762,566

iShares iBoxx $ Investment Grade Corporate Bond ETF	94,107	12,760,909

iShares JP Morgan USD Emerging Markets Bond ETF	8,217	933,287

iShares U.S. Treasury Bond ETF	314,397	8,771,676

Vanguard Total International Bond ETF	48,291	2,788,323
Total Fixed Income — Exchange-Traded Funds (Cost $26,563,546)		28,016,761

	Principal Amount ($)	Value ($)
Short-Term U.S. Treasury Obligations 0.6%
U.S. Treasury Bill, 0.155%*, 6/17/2021 (b) (Cost $461,427)	462,000	461,518

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Asset Allocation Trust	|	17

DWS Multi-Asset Conservative Allocation Fund

	Shares	Value ($)
Fixed Income — Money Market Fund 4.0%
DWS Central Cash Management Government Fund, 0.09% (a) (c) (Cost $3,196,067)	3,196,067	3,196,067

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $69,116,809)	100.2	80,300,700
Other Assets and Liabilities, Net	(0.2)	(131,790)

Net Assets	100.0	80,168,910

A summary of the Fund’s transactions with affiliated Underlying DWS Funds during the year ended August 31, 2020 are as follows:

Value ($) at 8/31/2019	Pur- chases Cost ($)	Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Deprecia- tion) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 8/31/2020	Value ($) at 8/31/2020
Equity — Equity Funds 29.6%
DWS Core Equity Fund “Institutional” (a)
17,729,130	1,816,025	7,646,930	1,148,686	390,533	226,635	698,040	448,214	13,437,444
DWS Emerging Markets Equity Fund “Institutional” (a)
1,961,796	212,448	1,393,490	(146,402)	232,892	25,498	—	41,141	867,244
DWS ESG Core Equity Fund “Institutional” (a)
—	3,969,415	—	—	613,472	—	—	277,582	4,582,887
DWS ESG International Core Equity Fund “Institutional” (a)
2,759,964	—	2,789,508	171,567	(142,023)	—	—	—	—
DWS RREEF Global Infrastructure Fund “Institutional” (a)
2,113,003	269,060	1,563,761	69,192	(81,468)	31,335	—	52,510	806,026
DWS RREEF Real Estate Securities Fund “Institutional” (a)
3,837,677	1,642,446	2,237,760	489	(456,702)	51,016	161,299	143,100	2,786,150
DWS Small Cap Core Fund “S” (a)
1,226,003	1,013,323	896,866	(177,642)	60,032	3,135	325	44,250	1,224,850
Fixed Income — Bond Funds 26.1%
DWS Emerging Markets Fixed Income Fund “Institutional” (a)
2,533,966	1,573,517	601,740	(51,014)	60,953	128,747	—	380,485	3,515,682
DWS Enhanced Commodity Strategy Fund “Institutional” (a)
619,929	1,765,304	1,586,150	(87,579)	153,474	17,134	—	98,293	864,978
DWS ESG Global Bond Fund “S” (a)
1,732,020	13,593	1,707,524	(31,918)	(6,171)	13,592	—	—	—
DWS GNMA Fund “Institutional” (a)
—	11,013,366	2,241,005	12,631	64,090	153,457	—	636,625	8,849,082

The accompanying notes are an integral part of the financial statements.

18	|	Deutsche DWS Asset Allocation Trust

DWS Multi-Asset Conservative Allocation Fund

Value ($) at 8/31/2019	Pur- chases Cost ($)	Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Deprecia- tion) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 8/31/2020	Value ($) at 8/31/2020
DWS High Income Fund “Institutional” (a)
—	10,679,234	3,343,260	(266,299)	619,600	159,989	—	1,622,210	7,689,275
DWS Short Duration Fund “S” (a)
9,911,378	97,405	9,997,514	180,670	(191,939)	102,733	—	—	—
DWS Total Return Bond Fund “Institutional” (a)
14,348,783	116,266	14,317,467	460,793	(608,375)	116,266	—	—	—
DWS U.S. Bond Index Fund “Institutional” (a)
—	—	—	—	—	24,161	—	—	—
Fixed Income — Money Market Fund 4.0%
DWS Central Cash Management Government Fund, 0.09% (a) (c)
744,587	44,025,395	41,573,915	—	—	19,685	—	3,196,067	3,196,067
59,518,236	78,206,797	91,896,890	1,283,174	708,368	1,073,383	859,664	6,940,477	47,819,685

During the year ended August 31, 2020, purchases and sales of affiliated Underlying Funds (excluding short-term investments) aggregated $34,181,402 and $50,322,975, respectively. Purchases and sales of non-affiliated Underlying Funds (excluding short-term investments) aggregated $50,039,282 and $42,892,899, respectively.

*	Annualized yield at time of purchase; not a coupon rate.

(a)	Affiliated fund managed by DWS Investment Management Americas, Inc.

(b)	At August 31, 2020, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(c)	The rate shown is the annualized seven-day yield at period end.

MSCI: Morgan Stanley Capital International

S&P: Standard & Poor’s

SPDR: Standard & Poor’s Depositary Receipt

At August 31, 2020, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation (Depreciation) ($)
Euro Stoxx 50 Index	EUR	9/18/2020	33	1,292,142	1,285,775	(6,367)
S&P 500 E-Mini Index	USD	9/18/2020	7	1,067,884	1,224,615	156,731
Total net unrealized appreciation						150,364

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Asset Allocation Trust	|	19

DWS Multi-Asset Conservative Allocation Fund

Currency Abbreviation
EUR Euro
USD United States Dollar

For information on the Fund’s policy and additional disclosures regarding futures contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of August 31, 2020 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Equity — Equity Funds	$23,704,601	$—	$—	$23,704,601
Equity — Exchange-Traded Funds	4,002,736	—	—	4,002,736
Fixed Income — Bond Funds	20,919,017	—	—	20,919,017
Fixed Income — Exchange-Traded Funds	28,016,761	—	—	28,016,761
Short-Term U.S. Treasury Obligations	—	461,518	—	461,518
Fixed Income — Money Market Fund	3,196,067	—	—	3,196,067
Derivatives (d)
Futures Contracts	156,731	—	—	156,731
Total	$79,995,913	$461,518	$—	$80,457,431

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (d)
Futures Contracts	$(6,367)	$—	$—	$(6,367)
Total	$(6,367)	$—	$—	$(6,367)

(d)	Derivatives include unrealized appreciation (depreciation) on open futures contracts.

The accompanying notes are an integral part of the financial statements.

20	|	Deutsche DWS Asset Allocation Trust

DWS Multi-Asset Growth Allocation Fund

	Shares	Value ($)
Equity — Equity Funds 60.1%

DWS Core Equity Fund “Institutional” (a)	795,137	23,838,219

DWS Emerging Markets Equity Fund “Institutional” (a)	56,356	1,187,979

DWS Equity 500 Index Fund “Institutional” (a)	75,311	15,639,092

DWS RREEF Global Infrastructure Fund “Institutional” (a)	101,655	1,560,399

DWS RREEF Real Estate Securities Fund “Institutional” (a)	183,125	3,565,434

DWS Small Cap Core Fund “S” (a)	65,978	1,826,285
Total Equity — Equity Funds (Cost $43,193,585)		47,617,408

Equity — Exchange-Traded Funds 11.5%

iShares MSCI Japan ETF	13,698	794,758

iShares MSCI Pacific ex Japan ETF	27,966	1,187,437

iShares Russell 2000 ETF	5,464	849,270

SPDR S&P Emerging Asia Pacific ETF	56,195	6,302,297
Total Equity — Exchange-Traded Funds (Cost $8,024,138)		9,133,762

Fixed Income — Bond Funds 7.5%

DWS Enhanced Commodity Strategy Fund “Institutional” (a)	136,608	1,202,147

DWS GNMA Fund “Institutional” (a)	142,729	1,983,930

DWS High Income Fund “Institutional” (a)	589,534	2,794,392
Total Fixed Income — Bond Funds (Cost $5,571,806)		5,980,469

Fixed Income — Exchange-Traded Funds 16.0%

iShares Core MSCI Europe ETF	153,896	7,114,612

iShares iBoxx $ Investment Grade Corporate Bond ETF	26,110	3,540,516

iShares U.S. Treasury Bond ETF	70,488	1,966,615
Total Fixed Income — Exchange-Traded Funds (Cost $12,160,476)		12,621,743

	Principal Amount ($)	Value ($)
Short-Term U.S. Treasury Obligations 0.8%
U.S. Treasury Bill, 0.155%*, 6/17/2021 (b) (Cost $668,170)	669,000	668,302

	Shares	Value ($)
Fixed Income — Money Market Fund 4.4%
DWS Central Cash Management Government Fund, 0.09% (a) (c) (Cost $3,492,180)	3,492,180	3,492,180

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Asset Allocation Trust	|	21

DWS Multi-Asset Growth Allocation Fund

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $73,110,355)	100.3	79,513,864
Other Assets and Liabilities, Net	(0.3)	(235,354)

Net Assets	100.0	79,278,510

A summary of the Fund’s transactions with affiliated Underlying DWS Funds during the year ended August 31, 2020 are as follows:

Value ($) at 8/31/2019	Pur- chases Cost ($)	Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Deprecia- tion) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 8/31/2020	Value ($) at 8/31/2020
Equity — Equity Funds 60.1%
DWS Core Equity Fund “Institutional” (a)
18,145,701	4,064,147	994,450	(33,856)	2,656,677	272,553	764,108	795,137	23,838,219
DWS Emerging Markets Equity Fund “Institutional” (a)
4,727,042	311,894	3,912,245	(330,337)	391,625	85,103	—	56,356	1,187,979
DWS Equity 500 Index Fund “Institutional” (a)
18,267,471	5,933,119	9,189,249	(521,089)	1,148,840	330,854	2,515,635	75,311	15,639,092
DWS ESG International Core Equity Fund “Institutional” (a)
3,172,167	—	3,206,124	64,336	(30,379)	—	—	—	—
DWS RREEF Global Infrastructure Fund “Institutional” (a)
1,696,930	1,034,032	1,121,250	(1,523)	(47,790)	33,042	—	101,655	1,560,399
DWS RREEF Real Estate Securities Fund “Institutional” (a)
3,732,116	2,868,426	2,435,530	(155,360)	(444,218)	57,143	170,983	183,125	3,565,434
DWS Small Cap Core Fund “S” (a)
1,540,553	1,249,428	846,240	(286,470)	169,014	3,195	498	65,978	1,826,285
Fixed Income — Bond Funds 7.5%
DWS Emerging Markets Fixed Income Fund “Institutional” (a)
817,277	26,840	718,873	(103,210)	(22,034)	26,841	—	—	—
DWS Enhanced Commodity Strategy Fund “Institutional” (a)
601,860	2,002,628	1,450,016	(178,408)	226,083	16,488	—	136,608	1,202,147
DWS GNMA Fund “Institutional” (a)
2,116,427	1,090,129	1,230,850	7,239	985	51,723	—	142,729	1,983,930
DWS High Income Fund “Institutional” (a)
1,263,236	4,069,753	2,603,750	(135,869)	201,022	101,158	—	589,534	2,794,392
DWS U.S. Bond Index Fund “Institutional” (a)
—	—	—	—	—	6,581	—	—	—
Fixed Income — Money Market Fund 4.4%
DWS Central Cash Management Government Fund, 0.09% (a) (c)
4,543,757	30,426,296	31,477,873	—	—	24,080	—	3,492,180	3,492,180
60,624,537	53,076,692	59,186,450	(1,674,547)	4,249,825	1,008,761	3,451,224	5,638,613	57,090,057

The accompanying notes are an integral part of the financial statements.

22	|	Deutsche DWS Asset Allocation Trust

DWS Multi-Asset Growth Allocation Fund

During the year ended August 31, 2020, purchases and sales of affiliated Underlying Funds (excluding short-term investments) aggregated $22,650,396 and $27,708,577, respectively. Purchases and sales of non-affiliated Underlying Funds (excluding short-term investments) aggregated $24,229,032 and $22,862,679, respectively.

*	Annualized yield at time of purchase; not a coupon rate.

(a)	Affiliated fund managed by DWS Investment Management Americas, Inc.

(b)	At August 31, 2020, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(c)	The rate shown is the annualized seven-day yield at period end.

MSCI: Morgan Stanley Capital International

S&P: Standard & Poor’s

SPDR: Standard & Poor’s Depositary Receipt

At August 31, 2020, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Depreciation ($)
Euro Stoxx 50 Index	EUR	9/18/2020	40	1,566,142	1,558,515	(7,627)

At August 31, 2020, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Depreciation ($)
10 Year U.S. Treasury Note	USD	12/21/2020	4	556,533	557,000	(467)

Currency Abbreviation
EUR Euro
USD United States Dollar

For information on the Fund’s policy and additional disclosures regarding futures contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Asset Allocation Trust	|	23

DWS Multi-Asset Growth Allocation Fund

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of August 31, 2020 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Equity — Equity Funds	$47,617,408	$—	$—	$47,617,408
Equity — Exchange-Traded Funds	9,133,762	—	—	9,133,762
Fixed Income — Bond Funds	5,980,469	—	—	5,980,469
Fixed Income — Exchange-Traded Funds	12,621,743	—	—	12,621,743
Short-Term U.S. Treasury Obligations	—	668,302	—	668,302
Fixed Income — Money Market Fund	3,492,180	—	—	3,492,180
Total	$78,845,562	$668,302	$—	$79,513,864

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (d)
Futures Contracts	$(8,094)	$—	$—	$(8,094)
Total	$(8,094)	$	$—	$(8,094)

(d)	Derivatives include unrealized appreciation (depreciation) on open futures contracts.

The accompanying notes are an integral part of the financial statements.

24	|	Deutsche DWS Asset Allocation Trust

DWS Multi-Asset Moderate Allocation Fund

	Shares	Value ($)
Equity — Equity Funds 48.7%

DWS Core Equity Fund “Institutional” (a)	288,638	8,653,359

DWS Emerging Markets Equity Fund “Institutional” (a)	11,404	240,402

DWS RREEF Global Infrastructure Fund “Institutional” (a)	37,930	582,232

DWS RREEF Real Estate Securities Fund “Institutional” (a)	86,449	1,683,168

DWS Small Cap Core Fund “S” (a)	18,196	503,657
Total Equity — Equity Funds (Cost $6,602,393)		11,662,818

Equity — Exchange-Traded Funds 8.0%

iShares MSCI Japan ETF	4,014	232,892

iShares MSCI Pacific ex Japan ETF	5,989	254,293

SPDR S&P Emerging Asia Pacific ETF	12,806	1,436,200
Total Equity — Exchange-Traded Funds (Cost $1,643,993)		1,923,385

Fixed Income — Bond Funds 15.1%

DWS Emerging Markets Fixed Income Fund “Institutional” (a)	50,863	469,972

DWS Enhanced Commodity Strategy Fund “Institutional” (a)	42,855	377,128

DWS GNMA Fund “Institutional” (a)	102,847	1,429,569

DWS High Income Fund “Institutional” (a)	281,137	1,332,587
Total Fixed Income — Bond Funds (Cost $3,414,793)		3,609,256

Fixed Income — Exchange-Traded Funds 23.3%

iShares Core MSCI Europe ETF	27,604	1,276,133

iShares iBoxx $ Investment Grade Corporate Bond ETF	15,847	2,148,853

iShares JP Morgan USD Emerging Markets Bond ETF	1,222	138,795

iShares U.S. Treasury Bond ETF	59,256	1,653,242

Vanguard Total International Bond ETF	6,142	354,639
Total Fixed Income — Exchange-Traded Funds (Cost $5,275,701)		5,571,662

	Principal Amount ($)	Value ($)
Short-Term U.S. Treasury Obligations 1.2%

U.S. Treasury Bills:

0.135%*, 6/17/2021 (b)	110,000	109,885

0.155%*, 6/17/2021 (b)	185,000	184,807
Total Short-Term U.S. Treasury Obligations (Cost $294,651)		294,692

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Asset Allocation Trust	|	25

DWS Multi-Asset Moderate Allocation Fund

	Shares	Value ($)
Fixed Income — Money Market Fund 4.1%
DWS Central Cash Management Government Fund, 0.09% (a) (c) (Cost $983,823)	983,823	983,823

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $18,215,354)	100.4	24,045,636
Other Assets and Liabilities, Net	(0.4)	(94,114)

Net Assets	100.0	23,951,522

A summary of the Fund’s transactions with affiliated Underlying DWS Funds during the year ended August 31, 2020 are as follows:

Value ($) at 8/31/2019	Pur- chases Cost ($)	Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Deprecia- tion) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 8/31/2020	Value ($) at 8/31/2020
Equity — Equity Funds 48.7%
DWS Core Equity Fund “Institutional” (a)
9,400,906	1,787,255	3,557,211	627,515	394,894	126,925	385,955	288,638	8,653,359
DWS Emerging Markets Equity Fund “Institutional” (a)
786,995	57,714	619,010	(72,812)	87,515	11,513	—	11,404	240,402
DWS ESG International Core Equity Fund “Institutional” (a)
1,117,214	—	1,129,173	66,709	(54,750)	—	—	—	—
DWS RREEF Global Infrastructure Fund “Institutional” (a)
1,118,101	340,042	861,420	26,874	(41,365)	18,822	—	37,930	582,232
DWS RREEF Real Estate Securities Fund “Institutional” (a)
2,097,762	1,010,392	1,172,445	(8,883)	(243,658)	28,883	95,608	86,449	1,683,168
DWS Small Cap Core Fund “S” (a)
673,274	472,056	591,881	4,963	(54,755)	1,650	156	18,196	503,657
Fixed Income — Bond Funds 15.1%
DWS Emerging Markets Fixed Income Fund “Institutional” (a)
364,140	107,492	—	—	(1,660)	17,631	—	50,863	469,972
DWS Enhanced Commodity Strategy Fund “Institutional” (a)
270,814	698,245	621,940	(29,779)	59,788	6,729	—	42,855	377,128
DWS ESG Global Bond Fund “S” (a)
798,210	2,751	784,610	39,438	(55,789)	2,751	—	—	—
DWS GNMA Fund “Institutional” (a)
145,394	1,739,918	468,400	2,391	10,266	30,414	—	102,847	1,429,569
DWS High Income Fund “Institutional” (a)
—	2,057,270	787,500	(59,272)	122,089	34,126	—	281,137	1,332,587

The accompanying notes are an integral part of the financial statements.

26	|	Deutsche DWS Asset Allocation Trust

DWS Multi-Asset Moderate Allocation Fund

Value ($) at 8/31/2019	Pur- chases Cost ($)	Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Deprecia- tion) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 8/31/2020	Value ($) at 8/31/2020
DWS Short Duration Fund “S” (a)
572,985	5,631	577,965	10,445	(11,096)	5,939	—	—	—
DWS Total Return Bond Fund “Institutional” (a)
1,960,496	12,599	1,945,127	55,452	(83,420)	12,599	—	—	—
DWS U.S. Bond Index Fund “Institutional” (a)
—	—	—	—	—	1,510	—	—	—
Fixed Income — Money Market Fund 4.1%
DWS Central Cash Management Government Fund, 0.09% (a) (c)
741,927	13,828,976	13,587,080	—	—	7,701	—	983,823	983,823
20,048,218	22,120,341	26,703,762	663,041	128,059	307,193	481,719	1,904,142	16,255,897

During the year ended August 31, 2020, purchases and sales of affiliated Underlying Funds (excluding short-term investments) aggregated $8,291,365 and $13,116,682, respectively. Purchases and sales of non-affiliated Underlying Funds (excluding short-term investments) aggregated $12,812,206 and $12,690,664, respectively.

*	Annualized yield at time of purchase; not a coupon rate.

(a)	Affiliated fund managed by DWS Investment Management Americas, Inc.

(b)	At August 31, 2020, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(c)	The rate shown is the annualized seven-day yield at period end.

MSCI: Morgan Stanley Capital International

S&P: Standard & Poor’s

SPDR: Standard & Poor’s Depositary Receipt

At August 31, 2020, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation ($)
Euro Stoxx 50 Index	EUR	9/18/2020	16	618,283	623,406	5,123
Russell E-Mini 2000 Index	USD	9/18/2020	1	71,828	78,065	6,237
Total unrealized appreciation						11,360

Currency Abbreviation
EUR Euro
USD United States Dollar

For information on the Fund’s policy and additional disclosures regarding futures contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Asset Allocation Trust	|	27

DWS Multi-Asset Moderate Allocation Fund

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of August 31, 2020 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Equity — Equity Funds	$11,662,818	$—	$—	$11,662,818
Equity — Exchange-Traded Funds	1,923,385	—	—	1,923,385
Fixed Income — Bond Funds	3,609,256	—	—	3,609,256
Fixed Income — Exchange-Traded Funds	5,571,662	—	—	5,571,662
Short-Term U.S. Treasury Obligations	—	294,692	—	294,692
Fixed Income — Money Market Fund	983,823	—	—	983,823
Derivatives (d)
Futures Contracts	11,360	—	—	11,360
Total	$23,762,304	$294,692	$—	$24,056,996

(d)	Derivatives include unrealized appreciation (depreciation) on open futures contracts.

The accompanying notes are an integral part of the financial statements.

28	|	Deutsche DWS Asset Allocation Trust

Statements of Assets and Liabilities

as of August 31, 2020

Assets	DWS Multi-Asset Conservative Allocation Fund	DWS Multi-Asset Growth Allocation Fund	DWS Multi-Asset Moderate Allocation Fund
Investments in non-affiliated securities and Underlying Funds, at value (cost $30,449,224, $20,852,784, $7,214,345)	$32,481,015	$22,423,807	$7,789,739
Investments in affiliated Underlying Funds, at value (cost $38,667,585, $52,257,571, $11,001,009)	47,819,685	57,090,057	16,255,897
Cash	2,528	—	3,132
Receivable for Fund shares sold	30,783	3,445	5,231
Interest receivable	183	294	80
Other assets	11,662	10,664	5,064
Total assets	80,345,856	79,528,267	24,059,143

Liabilities
Payable for Fund shares redeemed	8,232	92,065	1,446
Payable for variation margin on futures contracts	20,935	23,765	9,842
Accrued Trustees’ fees	1,605	1,305	860
Accrued management fee	19,484	—	—
Other accrued expenses and payables	126,690	132,622	95,473
Total liabilities	176,946	249,757	107,621
Net assets at value	$80,168,910	$79,278,510	$23,951,522

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Asset Allocation Trust	|	29

Statements of Assets and Liabilities as of August 31, 2020 (continued)

Net Assets Consist of	DWS Multi-Asset Conservative Allocation Fund	DWS Multi-Asset Growth Allocation Fund	DWS Multi-Asset Moderate Allocation Fund
Distributable earnings (loss)	$12,724,010	$4,235,851	$6,507,107
Paid-in capital	67,444,900	75,042,659	17,444,415
Net assets, at value	$80,168,910	$79,278,510	$23,951,522

Net Asset Value
Class A
Net assets applicable to shares outstanding	$33,398,744	$32,259,929	$16,401,798
Shares outstanding of beneficial interest, $.01 par value, unlimited number of shares authorized	2,391,372	2,014,334	1,676,799

Net Asset Value and redemption price per share	$13.97	$16.02	$9.78

Maximum offering price per share (100 ÷ 94.25 of net asset value)	$14.82	$17.00	$10.38
Class C
Net assets applicable to shares outstanding	$1,844,499	$1,225,822	$1,905,874
Shares outstanding of beneficial interest, $.01 par value, unlimited number of shares authorized	132,195	77,116	195,398

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share	$13.95	$15.90	$9.75
Class S
Net assets applicable to shares outstanding	$44,925,667	$45,792,759	$5,643,850
Shares outstanding of beneficial interest, $.01 par value, unlimited number of shares authorized	3,221,059	2,856,383	577,164

Net Asset Value, offering and redemption price per share	$13.95	$16.03	$9.78

The accompanying notes are an integral part of the financial statements.

30	|	Deutsche DWS Asset Allocation Trust

Statements of Operations

for the year ended August 31, 2020

Net Asset Value	DWS Multi-Asset Conservative Allocation Fund	DWS Multi-Asset Growth Allocation Fund	DWS Multi-Asset Moderate Allocation Fund
Income distributions from affiliated Underlying Funds	$1,073,383	$1,008,761	$307,193
Dividends	784,113	457,700	203,744
Interest	5,753	11,226	2,342
Total income	1,863,249	1,477,687	513,279
Expenses:

Management fee	82,368	80,980	26,304
Administration fee	79,375	76,547	25,023
Services to shareholders	120,890	145,170	47,297
Distribution and service fees	100,837	89,162	63,936
Custodian fee	9,831	9,278	9,192
Professional fees	79,374	77,609	77,915
Reports to shareholders	29,847	38,197	25,846
Registration fees	43,389	43,704	44,857
Trustees’ fees and expenses	5,295	4,871	3,105
Other	9,975	9,352	6,697
Total expenses before expense reductions	561,181	574,870	330,172
Expense reductions	(157,862)	(126,527)	(155,501)
Total expenses after expense reductions	403,319	448,343	174,671
Net investment income	$1,459,930	$1,029,344	$338,608

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Asset Allocation Trust	|	31

Statements of Operations for the year ended August 31, 2020 (continued)

Realized and Unrealized Gain (Loss)	DWS Multi-Asset Conservative Allocation Fund	DWS Multi-Asset Growth Allocation Fund	DWS Multi-Asset Moderate Allocation Fund
Net realized gain (loss) from:

Sale of affiliated Underlying Funds	$1,283,174	$(1,674,547)	$663,041
Sale of non-affiliated Underlying Funds	259,467	(32,502)	53,615
Capital gain distributions from affiliated Underlying Funds	859,664	3,451,224	481,719
Futures	(899,209)	(834,737)	(432,048)
	1,503,096	909,438	766,327
Change in net unrealized appreciation (depreciation) on:

Affiliated Underlying Funds	708,368	4,249,825	128,059
Non-affiliated Underlying Funds	1,228,922	1,598,759	364,488
Futures	63,068	(16,874)	9,644
Foreign currency	(8,563)	(13,699)	(2,993)
	1,991,795	5,818,011	499,198
Net gain (loss)	3,494,891	6,727,449	1,265,525
Net increase (decrease) in net assets resulting from operations	$4,954,821	$7,756,793	$1,604,133

The accompanying notes are an integral part of the financial statements.

32	|	Deutsche DWS Asset Allocation Trust

Statements of Changes in Net Assets

DWS Multi-Asset Conservative Allocation Fund

	Years Ended August 31,
Increase (Decrease) in Net Assets	2020	2019

Operations:

Net investment income (loss)	$1,459,930	$2,010,793
Net realized gain (loss)	1,503,096	1,200,399
Change in net unrealized appreciation (depreciation)	1,991,795	(160,943)
Net increase (decrease) in net assets resulting from operations	4,954,821	3,050,249
Distributions to shareholders:

Class A	(719,700)	(684,691)
Class C	(26,037)	(29,086)
Class S	(1,062,227)	(1,020,309)
Total distributions	(1,807,964)	(1,734,086)
Fund share transactions:

Proceeds from shares sold	4,755,862	4,523,728
Reinvestment of distributions	1,733,351	1,659,726
Payments for shares redeemed	(12,659,072)	(10,937,382)
Net increase (decrease) in net assets from Fund share transactions	(6,169,859)	(4,753,928)
Increase (decrease) in net assets	(3,023,002)	(3,437,765)
Net assets at beginning of period	83,191,912	86,629,677

Net assets at end of period	$80,168,910	$83,191,912

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Asset Allocation Trust	|	33

Statements of Changes in Net Assets (continued) DWS Multi-Asset Growth Allocation Fund

	Year Ended August 31,
Increase (Decrease) in Net Assets	2020	2019

Operations:

Net investment income (loss)	$1,029,344	$1,959,086
Net realized gain (loss)	909,438	3,664,219
Change in net unrealized appreciation (depreciation)	5,818,011	(5,376,413)
Net increase (decrease) in net assets resulting from operations	7,756,793	246,892
Distributions to shareholders:

Class A	(2,490,491)	(649,790)
Class C	(86,891)	(20,683)
Class S	(3,651,502)	(1,028,864)
Total distributions	(6,228,884)	(1,699,337)
Fund share transactions:

Proceeds from shares sold	2,551,589	1,781,480
Reinvestment of distributions	6,072,103	1,659,030
Payments for shares redeemed	(11,335,087)	(11,594,936)
Net increase (decrease) in net assets from Fund share transactions	(2,711,395)	(8,154,426)
Increase (decrease) in net assets	(1,183,486)	(9,606,871)
Net assets at beginning of period	80,461,996	90,068,867

Net assets at end of period	$79,278,510	$80,461,996

The accompanying notes are an integral part of the financial statements.

34	|	Deutsche DWS Asset Allocation Trust

Statements of Changes in Net Assets (continued) DWS Multi-Asset Moderate Allocation Fund

	Year Ended August 31,
Increase (Decrease) in Net Assets	2020	2019

Operations:

Net investment income (loss)	$338,608	$484,278
Net realized gain (loss)	766,327	843,562
Change in net unrealized appreciation (depreciation)	499,198	(1,027,334)
Net increase (decrease) in net assets resulting from operations	1,604,133	300,506
Distributions to shareholders:

Class A	(1,084,877)	(922,013)
Class C	(107,022)	(111,319)
Class S	(345,659)	(299,504)
Total distributions	(1,537,558)	(1,332,836)
Fund share transactions:

Proceeds from shares sold	2,435,848	2,529,915
Reinvestment of distributions	1,517,623	1,315,431
Payments for shares redeemed	(7,232,897)	(4,326,518)
Net increase (decrease) in net assets from Fund share transactions	(3,279,426)	(481,172)
Increase (decrease) in net assets	(3,212,851)	(1,513,502)
Net assets at beginning of period	27,164,373	28,677,875

Net assets at end of period	$23,951,522	$27,164,373

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Asset Allocation Trust	|	35

Financial Highlights

DWS Multi-Asset Conservative Allocation Fund — Class A

	Years Ended August 31,
	2020	2019	2018	2017	2016

Selected Per Share Data
Net asset value, beginning of period	$13.42	$13.20	$12.93	$12.25	$12.00
Income (loss) from investment operations:

Net investment income[a]	.23	.30	.22	.22	.18
Net realized and unrealized gain (loss)	.60	.18	.27	.66	.33
Total from investment operations	.83	.48	.49	.88	.51
Less distributions from:

Net investment income	(.28)	(.26)	(.22)	(.20)	(.26)
Net asset value, end of period	$13.97	$13.42	$13.20	$12.93	$12.25
Total Return (%)[b,c,d]	6.38	3.69	3.80	7.32	4.33

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	33	35	36	34	37
Ratio of expenses before expense reductions (%)[e]	.83	.81	.82	.80	.79
Ratio of expenses after expense reductions (%)[e]	.62	.66	.73	.69	.57
Ratio of net investment income (%)	1.70	2.30	1.70	1.76	1.51
Portfolio turnover rate (%)	108	31	45	5	162

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charge.

[c]	Total return would have been lower had certain expenses not been reduced.

[d]	Total return would have been lower if the Advisor had not reduced some Underlying DWS Funds’ expenses.

[e]

The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

The accompanying notes are an integral part of the financial statements.

36	|	Deutsche DWS Asset Allocation Trust

DWS Multi-Asset Conservative Allocation Fund — Class C

	Years Ended August 31,
	2020	2019	2018	2017	2016

Selected Per Share Data
Net asset value, beginning of period	$13.41	$13.19	$12.92	$12.23	$11.99
Income (loss) from investment operations:

Net investment income[a]	.13	.21	.13	.13	.09
Net realized and unrealized gain (loss)	.60	.17	.26	.67	.32
Total from investment operations	.73	.38	.39	.80	.41
Less distributions from:

Net investment income	(.19)	(.16)	(.12)	(.11)	(.17)
Net asset value, end of period	$13.95	$13.41	$13.19	$12.92	$12.23
Total Return (%)[b,c,d]	5.59	2.84	3.02	6.61	3.47

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2	3	8	10
Ratio of expenses before expense reductions (%)[e]	1.64	1.60	1.55	1.58	1.53
Ratio of expenses after expense reductions (%)[e]	1.37	1.41	1.48	1.44	1.32
Ratio of net investment income (%)	.95	1.61	.97	1.02	.75
Portfolio turnover rate (%)	108	31	45	5	162

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charge.

[c]	Total return would have been lower had certain expenses not been reduced.

[d]	Total return would have been lower if the Advisor had not reduced some Underlying DWS Funds’ expenses.

[e]

The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Asset Allocation Trust	|	37

DWS Multi-Asset Conservative Allocation Fund — Class S

	Years Ended August 31,
	2020	2019	2018	2017	2016

Selected Per Share Data
Net asset value, beginning of period	$13.40	$13.18	$12.91	$12.23	$11.99
Income (loss) from investment operations:

Net investment income[a]	.26	.33	.25	.25	.21
Net realized and unrealized gain (loss)	.61	.18	.27	.67	.32
Total from investment operations	.87	.51	.52	.92	.53
Less distributions from:

Net investment income	(.32)	(.29)	(.25)	(.24)	(.29)
Net asset value, end of period	$13.95	$13.40	$13.18	$12.91	$12.23
Total Return (%)[b,c]	6.65	3.96	4.06	7.60	4.51

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	45	46	48	52	53
Ratio of expenses before expense reductions (%)[d]	.55	.55	.54	.55	.51
Ratio of expenses after expense reductions (%)[d]	.37	.41	.48	.44	.32
Ratio of net investment income (%)	1.94	2.55	1.95	2.00	1.77
Portfolio turnover rate (%)	108	31	45	5	162

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]	Total return would have been lower if the Advisor had not reduced some Underlying DWS Funds’ expenses.

[d]

The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

The accompanying notes are an integral part of the financial statements.

38	|	Deutsche DWS Asset Allocation Trust

DWS Multi-Asset Growth Allocation Fund — Class A

	Years Ended August 31,
	2020	2019	2018	2017	2016

Selected Per Share Data
Net asset value, beginning of period	$15.64	$15.88	$15.73	$14.61	$15.05
Income (loss) from investment operations:

Net investment income[a]	.18	.34	.28	.26	.35
Net realized and unrealized gain (loss)	1.43	(.29)	.13	1.31	(.50)[f]
Total from investment operations	1.61	.05	.41	1.57	(.15)
Less distributions from:

Net investment income	(1.18)	(.29)	(.26)	(.45)	(.29)
Net realized gains	(.05)	—	—	—	—
Total distributions	(1.23)	(.29)	(.26)	(.45)	(.29)
Net asset value, end of period	$16.02	$15.64	$15.88	$15.73	$14.61
Total Return (%)[b,c,d]	10.44	.56	2.59	11.05	(.96)[f]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	32	33	37	39	39
Ratio of expenses before expense reductions (%)[e]	.86	.87	.83	.83	.79
Ratio of expenses after expense reductions (%)[e]	.71	.69	.70	.63	.40
Ratio of net investment income (%)	1.19	2.24	1.75	1.74	2.40
Portfolio turnover rate (%)	63	93	35	11	259

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charge.

[c]	Total return would have been lower had certain expenses not been reduced.

[d]	Total return would have been lower if the Advisor had not reduced some Underlying DWS Funds’ expenses.

[e]

The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

[f]

Includes $0.163 per share of gains on the disposal of an investment in violation of investment restrictions for the year ended August 31, 2016. Excluding this gain, total return would have been 1.13% lower for the year ended August 31, 2016.

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Asset Allocation Trust	|	39

DWS Multi-Asset Growth Allocation Fund — Class C

	Years Ended August 31,
	2020	2019	2018	2017	2016

Selected Per Share Data
Net asset value, beginning of period	$15.52	$15.75	$15.60	$14.49	$14.92
Income (loss) from investment operations:

Net investment income[a]	.07	.23	.18	.15	.24
Net realized and unrealized gain (loss)	1.40	(.28)	.11	1.30	(.50)[f]
Total from investment operations	1.47	(.05)	.29	1.45	(.26)
Less distributions from:

Net investment income	(1.04)	(.18)	(.14)	(.34)	(.17)
Net realized gains	(.05)	—	—	—	—
Total distributions	(1.09)	(.18)	(.14)	(.34)	(.17)
Net asset value, end of period	$15.90	$15.52	$15.75	$15.60	$14.49
Total Return (%)[b,c,d]	9.57	(.15)	1.82	10.27	(1.74)[f]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1	2	7	8
Ratio of expenses before expense reductions (%)[e]	1.69	1.65	1.59	1.60	1.53
Ratio of expenses after expense reductions (%)[e]	1.46	1.44	1.45	1.38	1.15
Ratio of net investment income (%)	.44	1.53	1.11	.99	1.64
Portfolio turnover rate (%)	63	93	35	11	259

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charge.

[c]	Total return would have been lower had certain expenses not been reduced.

[d]	Total return would have been lower if the Advisor had not reduced some Underlying DWS Funds’ expenses.

[e]

The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

[f]

Includes $0.163 per share of gains on the disposal of an investment in violation of investment restrictions for the year ended August 31, 2016. Excluding this gain, total return would have been 1.13% lower for the year ended August 31, 2016.

The accompanying notes are an integral part of the financial statements.

40	|	Deutsche DWS Asset Allocation Trust

DWS Multi-Asset Growth Allocation Fund — Class S

	Years Ended August 31,
	2020	2019	2018	2017	2016

Selected Per Share Data
Net asset value, beginning of period	$15.66	$15.90	$15.75	$14.63	$15.07
Income (loss) from investment operations:

Net investment income[a]	.22	.38	.33	.30	.39
Net realized and unrealized gain (loss)	1.43	(.29)	.12	1.31	(.50)[e]
Total from investment operations	1.65	.09	.45	1.61	(.11)
Less distributions from:

Net investment income	(1.23)	(.33)	(.30)	(.49)	(.33)
Net realized gains	(.05)	—	—	—	—
Total distributions	(1.28)	(.33)	(.30)	(.49)	(.33)
Net asset value, end of period	$16.03	$15.66	$15.90	$15.75	$14.63
Total Return (%)[b,c]	10.66	.82	2.85	11.32	(.70)[e]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	46	46	51	56	59
Ratio of expenses before expense reductions (%)[d]	.63	.65	.60	.61	.54
Ratio of expenses after expense reductions (%)[d]	.46	.44	.45	.38	.15
Ratio of net investment income (%)	1.44	2.50	2.03	1.99	2.69
Portfolio turnover rate (%)	63	93	35	11	259

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]	Total return would have been lower if the Advisor had not reduced some Underlying DWS Funds’ expenses.

[d]

The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

[e]

Includes $0.163 per share of gains on the disposal of an investment in violation of investment restrictions for the year ended August 31, 2016. Excluding this gain, total return would have been 1.13% lower for the year ended August 31, 2016.

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Asset Allocation Trust	|	41

DWS Multi-Asset Moderate Allocation Fund — Class A

	Years Ended August 31,
	2020	2019	2018	2017	2016

Selected Per Share Data
Net asset value, beginning of period	$9.66	$10.07	$9.88	$9.51	$10.41
Income (loss) from investment operations:

Net investment income[a]	.13	.17	.13	.13	.12
Net realized and unrealized gain (loss)	.56	(.10)	.61	.79	.01
Total from investment operations	.69	.07	.74	.92	.13
Less distributions from:

Net investment income	(.23)	(.13)	(.13)	(.15)	(.19)
Net realized gains	(.34)	(.35)	(.42)	(.40)	(.84)
Total distributions	(.57)	(.48)	(.55)	(.55)	(1.03)
Net asset value, end of period	$9.78	$9.66	$10.07	$9.88	$9.51
Total Return (%)[b,c,d]	7.12	1.27	7.60	10.17	1.25

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	16	19	20	20	22
Ratio of expenses before expense reductions (%)[e]	1.30	1.25	1.16	1.16	1.04
Ratio of expenses after expense reductions (%)[e]	.68	.70	.66	.60	.46
Ratio of net investment income (%)	1.34	1.79	1.27	1.36	1.23
Portfolio turnover rate (%)	87	36	45	9	161

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charge.

[c]	Total return would have been lower had certain expenses not been reduced.

[d]	Total return would have been lower if the Advisor had not reduced some Underlying DWS Funds’ expenses.

[e]

The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

The accompanying notes are an integral part of the financial statements.

42	|	Deutsche DWS Asset Allocation Trust

DWS Multi-Asset Moderate Allocation Fund — Class C

	Years Ended August 31,
	2020	2019	2018	2017	2016

Selected Per Share Data
Net asset value, beginning of period	$9.63	$10.03	$9.84	$9.47	$10.37
Income (loss) from investment operations:

Net investment income[a]	.06	.10	.05	.06	.04
Net realized and unrealized gain (loss)	.55	(.09)	.61	.79	.01
Total from investment operations	.61	.01	.66	.85	.05
Less distributions from:

Net investment income	(.15)	(.06)	(.05)	(.08)	(.11)
Net realized gains	(.34)	(.35)	(.42)	(.40)	(.84)
Total distributions	(.49)	(.41)	(.47)	(.48)	(.95)
Net asset value, end of period	$9.75	$9.63	$10.03	$9.84	$9.47
Total Return (%)[b,c,d]	6.30	.59	6.79	9.35	.44

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2	3	5	5
Ratio of expenses before expense reductions (%)[e]	2.02	1.96	1.85	1.88	1.74
Ratio of expenses after expense reductions (%)[e]	1.43	1.45	1.41	1.35	1.21
Ratio of net investment income (%)	.61	1.06	.55	.60	.42
Portfolio turnover rate (%)	87	36	45	9	161

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charge.

[c]	Total return would have been lower had certain expenses not been reduced.

[d]	Total return would have been lower if the Advisor had not reduced some Underlying DWS Funds’ expenses.

[e]

The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Asset Allocation Trust	|	43

DWS Multi-Asset Moderate Allocation Fund — Class S

	Years Ended August 31,
	2020	2019	2018	2017	2016

Selected Per Share Data
Net asset value, beginning of period	$9.66	$10.07	$9.87	$9.51	$10.41
Income (loss) from investment operations:

Net investment income[a]	.15	.19	.15	.15	.13
Net realized and unrealized gain (loss)	.56	(.10)	.63	.79	.03
Total from investment operations	.71	.09	.78	.94	.16
Less distributions from:

Net investment income	(.25)	(.15)	(.16)	(.18)	(.22)
Net realized gains	(.34)	(.35)	(.42)	(.40)	(.84)
Total distributions	(.59)	(.50)	(.58)	(.58)	(1.06)
Net asset value, end of period	$9.78	$9.66	$10.07	$9.87	$9.51
Total Return (%)[b,c]	7.41	1.54	7.99	10.35	1.53

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	6	6	7	9
Ratio of expenses before expense reductions (%)[d]	1.03	.97	.87	.89	.77
Ratio of expenses after expense reductions (%)[d]	.43	.45	.41	.35	.21
Ratio of net investment income (%)	1.59	2.05	1.53	1.59	1.43
Portfolio turnover rate (%)	87	36	45	9	161

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]	Total return would have been lower if the Advisor had not reduced some Underlying DWS Funds’ expenses.

[d]

The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

The accompanying notes are an integral part of the financial statements.

44	|	Deutsche DWS Asset Allocation Trust

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Multi-Asset Conservative Allocation Fund, DWS Multi-Asset Growth Allocation Fund and DWS Multi-Asset Moderate Allocation Fund (hereinafter referred to individually as “Fund” or collectively as “Funds”) are each a diversified series of Deutsche DWS Asset Allocation Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust. The Funds may invest directly in securities and derivatives or other affiliated DWS funds (i.e., mutual funds, exchange-traded funds and other pooled investment vehicles managed by DWS Investment Management Americas, Inc. or one of its affiliates, together the “Underlying DWS Funds”) and non-affiliated mutual funds and exchange-traded funds (“Non-affiliated Funds”). Non-affiliated Funds and Underlying DWS Funds are collectively referred to as “Underlying Funds.” Each Underlying DWS Fund’s accounting policies and investment holdings are outlined in the Underlying DWS Funds’ financial statements and are available upon request.

Each Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares automatically convert to Class A shares in the same fund after 10 years, provided that the fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 10 years. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of each Fund have equal rights with respect to voting subject to class-specific arrangements.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an

Deutsche DWS Asset Allocation Trust	|	45

investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by each Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund’s Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Investments in mutual funds are valued at the net asset value per share of each class of the mutual fund and are categorized as Level 1.

ETFs are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. ETFs are categorized as Level 1 securities.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Disclosure about the classification of fair value measurements is included in a table following each Fund’s Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of

46	|	Deutsche DWS Asset Allocation Trust

investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Federal Income Taxes. Each Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Each Fund is treated as a single corporate taxpayer.

In addition, from November 1, 2019 through August 31, 2020, the DWS Multi-Asset Growth Allocation Fund elects to defer qualified late year losses of approximately $1,627,897 of net short-term realized capital losses and treat them as arising in the fiscal year ending August 31, 2021.

The Funds have reviewed the tax positions for the open tax years as of August 31, 2020 and have determined that no provision for income tax and/or uncertain tax positions is required in the Funds’ financial statements. The Funds’ federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of DWS Multi-Asset Conservative Allocation Fund are declared and distributed to shareholders quarterly. Distributions from net investment income of DWS Multi-Asset Growth Allocation Fund and DWS Multi-Asset Moderate Allocation Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to each Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Funds may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss, investments in futures, and the tax character of capital gain distributions from Underlying Funds. As a result, net investment income (loss) and net realized gain (loss) on

Deutsche DWS Asset Allocation Trust	|	47

investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, each Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of a Fund.

At August 31, 2020, DWS Multi-Asset Conservative Allocation Fund’s components of distributable earnings (accumulated losses) on a tax basis are as follows:

Undistributed ordinary income*	$367,654
Undistributed long-term capital gains	$1,753,025
Net unrealized appreciation (depreciation) on investments	$10,612,047

At August 31, 2020, the aggregate cost of investments for federal income tax purposes for DWS Multi-Asset Conservative Allocation Fund was $69,688,653. The net unrealized appreciation for all investments based on tax cost was $10,612,047. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $11,260,304 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $648,257.

In addition, during the years ended August 31, 2020 and August 31, 2019, the tax character of distributions paid to shareholders by DWS Multi-Asset Conservative Allocation Fund is summarized as follows:

	Years Ended August 31,
	2020	2019
Distributions from ordinary income*	$1,807,964	$1,734,086

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

At August 31, 2020, DWS Multi-Asset Growth Allocation Fund’s

components of distributable earnings (accumulated losses) on a tax basis are as follows:

Net unrealized appreciation (depreciation) on investments	$5,877,442

At August 31, 2020, the aggregate cost of investments for federal income tax purposes for DWS Multi-Asset Growth Allocation Fund was $73,636,422. The net unrealized appreciation for all investments based on tax cost was $5,877,442. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $6,621,405 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $743,963.

48	|	Deutsche DWS Asset Allocation Trust

In addition, during the years ended August 31, 2020 and August 31, 2019, the tax character of distributions paid to shareholders by DWS Multi-Asset Growth Allocation Fund is summarized as follows:

	Years Ended August 31,
	2020	2019
Distributions from ordinary income*	$3,864,375	$1,699,337
Distributions from long-term capital gains	$2,364,509	$—

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

At August 31, 2020, DWS Multi-Asset Moderate Allocation Fund’s components of distributable earnings (accumulated losses) on a tax basis are as follows:

Undistributed ordinary income*	$64,379
Undistributed long-term capital gains	$771,780
Net unrealized appreciation (depreciation) on investments	$5,673,788

At August 31, 2020, the aggregate cost of investments for federal income tax purposes for DWS Multi-Asset Moderate Allocation Fund was $18,371,848. The net unrealized appreciation for all investments based on tax cost was $5,673,788. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $5,888,385 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $214,597.

In addition, during the years ended August 31, 2020 and August 31, 2019, the tax character of distributions paid to shareholders by DWS Multi-Asset Moderate Allocation Fund is summarized as follows:

	Years Ended August 31,
	2020	2019
Distributions from ordinary income*	$616,677	$350,084
Distributions from long-term capital gains	$920,881	$982,752

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Funds may enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet been made. However, based on experience, the Funds expect the risk of loss to be remote.

Deutsche DWS Asset Allocation Trust	|	49

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Distributions of income and capital gains from the Underlying Funds are recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Derivative Instrument

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended August 31, 2020, the Funds entered into futures contracts in order to hedge against potential adverse market movements of portfolio assets and to adjust asset allocations in response to short-term market changes as part of the Funds’ tactical asset allocation process.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange’s clearinghouse acts as the counterparty, and guarantees the futures against default. Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund’s ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of August 31, 2020 is included in the tables following the Funds’ Investment Portfolios. For the year ended August 31, 2020, the investment in futures contracts purchased had a total notional value generally indicative of a range from $0 to approximately $9,787,000 for DWS Multi-Asset Conservative Allocation Fund, from $0 to approximately $3,273,000 for DWS Multi-Asset Growth Allocation Fund and from $0 to approximately 1,813,000 for DWS Multi-Asset Moderate Allocation Fund. For the year ended August 31, 2020, the investment in futures contracts sold had a total notional value generally indicative of a range from $0 to approximately $12,128,000 for DWS Multi-Asset Conservative Allocation Fund, from $0 to approximately $6,468,000 for DWS Multi-Asset Growth Allocation Fund and from $0 to approximately $3,234,000 for DWS Multi-Asset Moderate Allocation Fund.

50	|	Deutsche DWS Asset Allocation Trust

The following tables summarize the value of the Funds’ derivative instruments held as of August 31, 2020 and the related location in the accompanying Statements of Assets and Liabilities, presented by primary underlying risk exposure:

Assets Derivative	DWS Multi-Asset Conservative Allocation Fund	DWS Multi-Asset Moderate Allocation Fund
Equity Contracts (a)	$156,731	$11,360

Each of the above derivatives is located in the following Statements of Assets and Liabilities accounts:

(a)	Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statements of Assets and Liabilities.

Liabilities Derivative	DWS Multi-Asset Conservative Allocation Fund	DWS Multi-Asset Growth Allocation Fund
Equity Contracts (b)	$(6,367)	$(7,627)
Interest Rate Contracts (b)	—	(467)
	$(6,367)	$(8,094)

Each of the above derivatives is located in the following Statements of Assets and Liabilities accounts:

(b)	Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statements of Assets and Liabilities.

Additionally, the amounts of unrealized and realized gains and losses on derivative instruments recognized in Funds earnings during the year ended August 31, 2020 and the related location in the accompanying Statements of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	DWS Multi-Asset Conservative Allocation Fund	DWS Multi-Asset Growth Allocation Fund	DWS Multi-Asset Moderate Allocation Fund
Equity Contracts (c)	$(29,139)	$(360,329)	$(216,413)
Interest Rate Contracts (c)	(870,070)	(474,408)	(215,635)
	$(899,209)	$(834,737)	$(432,048)

Each of the above derivatives is located in the following Statements of Operations accounts:

(c)	Net realized gain (loss) from futures

Deutsche DWS Asset Allocation Trust	|	51

Change in Net Unrealized Appreciation (Depreciation)	DWS Multi-Asset Conservative Allocation Fund	DWS Multi-Asset Growth Allocation Fund	DWS Multi-Asset Moderate Allocation Fund
Equity Contracts (d)	$68,733	$(16,407)	$9,644
Interest Rate Contracts (d)	(5,665)	(467)	—
	$63,068	$(16,874)	$9,644

Each of the above derivatives is located in the following Statements of Operations accounts:

(d)	Change in net unrealized appreciation (depreciation) on futures

C. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Restated Investment Management Agreement with the Advisor, each Fund pays a monthly management fee of: (a) 0.10% based on the Fund’s average daily net assets invested in exchange-traded funds and mutual funds, and (b) 0.55% on the Fund’s average daily net assets not covered in (a) above. The effective management fee rate reflects the Advisor’s estimate based on anticipated allocation of fund assets, accrued daily and payable monthly.

Accordingly, for the year ended August 31, 2020, the fees pursuant to the Restated Investment Management Agreement were equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.10%, 0.10% and 0.10% of the Fund’s average daily net assets for DWS Multi-Asset Conservative Allocation Fund, DWS Multi-Asset Growth Allocation Fund and DWS Multi-Asset Moderate Allocation Fund, respectively.

The Funds do not invest in the Underlying DWS Funds for the purpose of exercising management or control; however, investments within the set limits may represent 5% or more of an Underlying DWS Fund’s outstanding shares. At August 31, 2020, DWS Multi-Asset Conservative Allocation Fund, DWS Multi-Asset Growth Allocation Fund and DWS Multi-Asset Moderate Allocation Fund did not invest in more than 5% of any Underlying DWS Fund.

For the period from September 1, 2019 through September 30, 2019 for DWS Multi-Asset Conservative Allocation Fund, DWS Multi-Asset

52	|	Deutsche DWS Asset Allocation Trust

Moderate Allocation Fund and from September 1, 2019 through November 30, 2020 for DWS Multi-Asset Growth Allocation Fund the Advisor has contractually agreed to reimburse or pay certain operating expenses to the extent necessary to maintain the Funds’ total annual operating expenses (including indirect expenses of Underlying Funds and excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) as a percentage of average daily net assets as follows:

	DWS Multi-Asset Conservative Allocation Fund	DWS Multi-Asset Growth Allocation Fund	DWS Multi-Asset Moderate Allocation Fund

Class A	1.13%	1.12%	1.22%
Class C	1.88%	1.87%	1.97%
Class S	.88%	.87%	.97%

Effective October 1, 2019 through November 30, 2020, for DWS Multi-Asset Conservative Allocation Fund and DWS Multi-Asset Moderate Allocation Fund the Advisor has contractually agreed to reimburse or pay certain operating expenses to the extent necessary to maintain the Fund’s total annual operating expenses (including indirect expenses of Underlying Funds and excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) as a percentage of average daily net assets as follows:

	DWS Multi-Asset Conservative Allocation Fund	DWS Multi-Asset Moderate Allocation Fund

Class A	1.07%	1.16%
Class C	1.82%	1.91%
Class S	.82%	.91%

For the year ended August 31, 2020, fees waived and/or expenses reimbursed for each Fund were as follows:

DWS Multi-Asset Conservative Allocation Fund
Class A	$71,237
Class C	5,001
Class S	81,624
$157,862

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DWS Multi-Asset Growth Allocation Fund
Class A	$48,489
Class C	2,830
Class S	75,208
$126,527
DWS Multi-Asset Moderate Allocation Fund
Class A	$109,946
Class C	12,156
Class S	33,399
$155,501

Each Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds and in which it is invested.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Funds. Prior to March 1, 2020, for all services provided under the Administrative Services Agreement, the Funds paid the Advisor an annual fee (“Administration Fee”) of 0.10% of each Fund’s average daily net assets, computed and accrued daily and payable monthly. Effective March 1, 2020, for all services provided under the Administrative Services Agreement, the Funds pay the Advisor an annual Administration Fee of 0.097% of each Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended August 31, 2020, the Administration Fee for each Fund was as follows:

Administration Fee	Total Aggregated	Unpaid at August 31, 2020
DWS Multi-Asset Conservative Allocation Fund	$79,375	$6,545
DWS Multi-Asset Growth Allocation Fund	$76,547	$6,420
DWS Multi-Asset Moderate Allocation Fund	$25,023	$1,951

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Funds. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Funds. For the year ended August 31, 2020, the amounts charged to the Funds by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at August 31, 2020
DWS Multi-Asset Conservative Allocation Fund
Class A	$16,648	$2,768
Class C	1,036	183
Class S	35,740	5,972
	$53,424	$8,923

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Services to Shareholders	Total Aggregated	Unpaid at August 31, 2020
DWS Multi-Asset Growth Allocation Fund
Class A	$19,403	$3,188
Class C	1,253	200
Class S	55,336	9,041
	$75,992	$12,429
DWS Multi-Asset Moderate Allocation Fund
Class A	$8,618	$1,428
Class C	714	121
Class S	4,684	767
	$14,016	$2,316

In addition, for the year ended August 31, 2020, the amounts charged to the Funds for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Statements of Operations under “Services to shareholders,” were as follows:

Sub-Recordkeeping	Total Aggregated
DWS Multi-Asset Conservative Allocation Fund
Class A	$32,191
Class C	2,681
Class S	13,343
$48,215
DWS Multi-Asset Growth Allocation Fund
Class A	$26,775
Class C	1,406
Class S	13,610
$41,791
DWS Multi-Asset Moderate Allocation Fund
Class A	$22,022
Class C	2,152
Class S	3,261
$27,435

Distribution and Service Fees. Under the Funds’ Class C 12b-1 Plan, DWS Distributors, Inc. (“DDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of up to 0.75% of the average daily net assets of Class C shares. In accordance with the Funds’ Underwriting and Distribution Services Agreements, DDI enters into related selling group

Deutsche DWS Asset Allocation Trust	|	55

agreements with various firms at various rates for sales of Class C shares. For the year ended August 31, 2020, the Distribution Fees were as follows:

Distribution Fees	Total Aggregated	Unpaid at August 31, 2020
DWS Multi-Asset Conservative Allocation Fund
Class C	$13,799	$1,172
DWS Multi-Asset Growth Allocation Fund
Class C	$9,396	$768
DWS Multi-Asset Moderate Allocation Fund
Class C	$15,481	$1,209

In addition, DDI provides information and administrative services for a fee (“Service Fee”) to Class A and C shareholders at an annual rate of up to 0.25% of the average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended August 31, 2020, the Service Fees were as follows:

Service Fees	Total Aggregated	Unpaid at August 31, 2020	Annual Rate
DWS Multi-Asset
Conservative Allocation Fund
Class A	$82,486	$13,566	.24%
Class C	4,552	935	.25%
	$87,038	$14,501
DWS Multi-Asset
Growth Allocation Fund
Class A	$76,639	$12,922	.24%
Class C	3,127	594	.25%
	$79,766	$13,516
DWS Multi-Asset
Moderate Allocation Fund
Class A	$43,342	$7,682	.25%
Class C	5,113	850	.25%
	$48,455	$8,532

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Funds. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended August 31, 2020 for DWS Multi-Asset Conservative Allocation Fund, DWS Multi-Asset Growth Allocation Fund and DWS Multi-Asset Moderate Allocation Fund aggregated $256, $1,467 and $1,100, respectively.

In addition, DDI receives any contingent deferred sales charge (“CDSC”) from Class C share redemptions occurring within one year of purchase.

56	|	Deutsche DWS Asset Allocation Trust

There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed of Class C. For the year ended August 31, 2020, the CDSC for Class C shares aggregated $27, $55 and $1,110 for DWS Multi-Asset Conservative Allocation Fund, DWS Multi-Asset Growth Allocation Fund and DWS Multi-Asset Moderate Allocation Fund, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended August 31, 2020, the CDSC for Class A shares aggregated $178 for DWS Multi-Asset Conservative Allocation Fund.

Typesetting and Filing Service Fees. Under an agreement with the Funds, DIMA is compensated for providing certain pre-press and regulatory filing services to the Funds. For the year ended August 31, 2020, the amounts charged to the Funds by DIMA included in the Statements of Operations under “Reports to shareholders” were as follows:

Typesetting and Filing Service Fees	Total Aggregated	Unpaid at August 31, 2020
DWS Multi-Asset Conservative Allocation Fund	$9,632	$3,696
DWS Multi-Asset Growth Allocation Fund	$9,974	$3,555
DWS Multi-Asset Moderate Allocation Fund	$9,823	$4,041

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. Each Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. Each Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee.

D. Line of Credit

The Funds and other affiliated funds (the “Participants”) share in a $350 million revolving credit facility provided by a syndication of banks. The Funds may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets among each of the Participants. Interest is calculated at a rate per annum equal to the

Deutsche DWS Asset Allocation Trust	|	57

sum of the Federal Funds Rate plus 1.25 percent, plus, if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Funds may borrow up to a maximum of 33 percent of its net assets under the agreement. The Funds had no outstanding loans at August 31, 2020.

E. Funds Share Transactions

DWS Multi-Asset Conservative Allocation Fund

The following table summarizes share and dollar activity in the Fund:

	Year Ended August 31, 2020		Year Ended August 31, 2019
	Shares	Dollars	Shares	Dollars

Shares sold
Class A	178,444	$2,411,252	234,719	$2,994,767
Class C	29,416	380,570	20,902	264,854
Class S	145,865	1,964,040	98,583	1,264,107
		$4,755,862		$4,523,728

Shares issued to shareholders in reinvestment of distributions
Class A	53,196	$697,768	51,292	$662,196
Class C	1,910	25,029	2,053	26,548
Class S	77,200	1,010,554	75,376	970,982
		$1,733,351		$1,659,726

Shares redeemed
Class A	(464,599)	$(6,210,663)	(365,227)	$(4,725,610)
Class C	(49,024)	(650,246)	(73,451)	(950,136)
Class S	(430,282)	(5,798,163)	(409,111)	(5,261,636)
		$(12,659,072)		$(10,937,382)

Net increase (decrease)
Class A	(232,959)	$(3,101,643)	(79,216)	$(1,068,647)
Class C	(17,698)	(244,647)	(50,496)	(658,734)
Class S	(207,217)	(2,823,569)	(235,152)	(3,026,547)
		$(6,169,859)		$(4,753,928)

58	|	Deutsche DWS Asset Allocation Trust

DWS Multi-Asset Growth Allocation Fund

The following table summarizes share and dollar activity in the Fund:

	Year Ended August 31, 2020		Year Ended August 31, 2019
	Shares	Dollars	Shares	Dollars

Shares sold
Class A	106,129	$1,645,533	73,774	$1,116,491
Class C	4,691	70,542	4,242	64,449
Class S	53,867	835,514	39,162	600,540
		$2,551,589		$1,781,480

Shares issued to shareholders in reinvestment of distributions
Class A	153,080	$2,414,072	45,320	$632,212
Class C	5,380	84,629	1,459	20,280
Class S	226,739	3,573,402	72,205	1,006,538
		$6,072,103		$1,659,030

Shares redeemed
Class A	(332,386)	$(5,156,502)	(355,577)	$(5,436,263)
Class C	(23,761)	(373,550)	(43,813)	(659,736)
Class S	(386,486)	(5,805,035)	(363,720)	(5,498,937)
		$(11,335,087)		$(11,594,936)

Net increase (decrease)
Class A	(73,177)	$(1,096,897)	(236,483)	$(3,687,560)
Class C	(13,690)	(218,379)	(38,112)	(575,007)
Class S	(105,880)	(1,396,119)	(252,353)	(3,891,859)
		$(2,711,395)		$(8,154,426)

DWS Multi-Asset Moderate Allocation Fund

The following table summarizes share and dollar activity in the Fund:

	Year Ended August 31, 2020		Year Ended August 31, 2019
	Shares	Dollars	Shares	Dollars

Shares sold
Class A	202,117	$1,907,886	171,755	$1,618,999
Class C	9,634	94,423	43,061	407,404
Class S	46,277	433,539	52,620	503,512
		$2,435,848		$2,529,915

Deutsche DWS Asset Allocation Trust	|	59

	Year Ended August 31, 2020		Year Ended August 31, 2019
	Shares	Dollars	Shares	Dollars

Shares issued to shareholders in reinvestment of distributions
Class A	110,271	$1,069,634	106,048	$907,771
Class C	10,977	106,697	12,909	110,632
Class S	35,257	341,292	34,781	297,028
		$1,517,623		$1,315,431

Shares redeemed
Class A	(588,630)	$(5,487,095)	(266,547)	$(2,521,915)
Class C	(71,548)	(677,005)	(110,743)	(1,056,168)
Class S	(118,177)	(1,068,797)	(80,412)	(748,435)
		$(7,232,897)		$(4,326,518)

Net increase (decrease)
Class A	(276,242)	$(2,509,575)	11,256	$4,855
Class C	(50,937)	(475,885)	(54,773)	(538,132)
Class S	(36,643)	(293,966)	6,989	52,105
		$(3,279,426)		$(481,172)

F. Other — COVID-19 Pandemic

A novel strain of coronavirus (COVID-19) outbreak was declared a pandemic by the World Health Organization on March 11, 2020. The situation is evolving with various cities and countries around the world responding in different ways to address the pandemic. There are direct and indirect economic effects developing for various industries and individual companies throughout the world. The recent pandemic spread of the novel coronavirus and related geopolitical events could lead to increased financial market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments. A prolonged disruption may result in the Funds and their service providers experiencing operational difficulties in implementing their business continuity plans. Management will continue to monitor the impact COVID-19 has on the Funds and reflect the consequences as appropriate in the Funds’ accounting and financial reporting.

60	|	Deutsche DWS Asset Allocation Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Deutsche DWS Asset Allocation Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Deutsche DWS Asset Allocation Trust (the “Trust”) (comprising DWS Multi-Asset Conservative Allocation Fund, DWS Multi-Asset Growth Allocation Fund and DWS Multi-Asset Moderate Allocation Fund (collectively referred to as the “Funds”)), including the investment portfolios, as of August 31, 2020, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising Deutsche DWS Asset Allocation Trust at August 31, 2020, the results of their operations for the year then ended, the changes in their net assets and their financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

The financial highlights for the years ended August 31, 2016, August 31, 2017 and August 31, 2018, were audited by another independent registered public accounting firm whose report, dated October 25, 2018, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain

Deutsche DWS Asset Allocation Trust	|	61

reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian and others. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts

October 28, 2020

62	|	Deutsche DWS Asset Allocation Trust

Information About Each Fund’s Expenses

As an investor of a Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in each Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In addition to the ongoing expenses which the Funds bear directly, the Funds’ shareholders indirectly bear the expenses of the Underlying Funds in which the Funds invest. These expenses are not included in the Funds’ annualized expense ratios used to calculate the expense estimate in the tables. In the most recent six-month period, DWS Multi-Asset Conservative Allocation Fund, DWS Multi-Asset Growth Allocation Fund and DWS Multi-Asset Moderate Allocation Fund limited the ongoing expenses the Funds bear directly; had they not done so, expenses would have been higher. The examples in the tables are based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (March 1, 2020 to August 31, 2020).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

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DWS Multi-Asset Conservative Allocation Fund

Expenses and Value of a $1,000 Investment for the six months ended August 31, 2020 (Unaudited)

Actual Fund Return	Class A	Class C	Class S
Beginning Account Value 3/1/20	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 8/31/20	$1,051.90	$1,048.10	$1,053.30
Expenses Paid per $1,000*	$3.35	$7.21	$2.06

Hypothetical 5% Fund Return	Class A	Class C	Class S
Beginning Account Value 3/1/20	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 8/31/20	$1,021.87	$1,018.10	$1,023.13
Expenses Paid per $1,000*	$3.30	$7.10	$2.03

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios**	Class A	Class C	Class S
DWS Multi-Asset Conservative Allocation Fund	.65%	1.40%	.40%

**

The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. These ratios do not include these indirect fees and expenses.

For more information, please refer to the Fund’s prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.

64	|	Deutsche DWS Asset Allocation Trust

DWS Multi-Asset Growth Allocation Fund Expenses and Value of a $1,000 Investment for the six months ended August 31, 2020 (Unaudited)

Actual Fund Return	Class A	Class C	Class S
Beginning Account Value 3/1/20	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 8/31/20	$1,092.80	$1,088.30	$1,093.50
Expenses Paid per $1,000*	$3.74	$7.66	$2.42

Hypothetical 5% Fund Return	Class A	Class C	Class S
Beginning Account Value 3/1/20	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 8/30/20	$1,021.57	$1,017.80	$1,022.82
Expenses Paid per $1,000*	$3.61	$7.41	$2.34

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios**	Class A	Class C	Class S
DWS Multi-Asset Growth Allocation Fund	.71%	1.46%	.46%

**

The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. These ratios do not include these indirect fees and expenses.

For more information, please refer to the Fund’s prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.

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DWS Multi-Asset Moderate Allocation Fund Expenses and Value of a $1,000 Investment for the six months ended August 31, 2020 (Unaudited)

Actual Fund Return	Class A	Class C	Class S
Beginning Account Value 3/1/20	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 8/31/20	$1,059.60	$1,056.30	$1,061.90
Expenses Paid per $1,000*	$3.57	$7.44	$2.28

Hypothetical 5% Fund Return	Class A	Class C	Class S
Beginning Account Value 3/1/20	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 8/31/20	$1,021.67	$1,017.90	$1,022.92
Expenses Paid per $1,000*	$3.51	$7.30	$2.24

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios**	Class A	Class C	Class S
DWS Multi-Asset Moderate Allocation Fund	.69%	1.44%	.44%

**

The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. These ratios do not include these indirect fees and expenses.

For more information, please refer to the Fund’s prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.

66	|	Deutsche DWS Asset Allocation Trust

Tax Information	(Unaudited)

DWS Multi-Asset Growth Allocation Fund and DWS Multi-Asset Moderate Allocation Fund paid distributions of $0.48 and $0.34 per share from net long-term capital gains during its year ended August 31, 2020.

Pursuant to Section 852 of the Internal Revenue Code, DWS Multi-Asset Conservative Allocation Fund, DWS Multi-Asset Growth Allocation Fund and DWS Multi-Asset Moderate Allocation Fund designates $1,928,000, $2,563,000 and $962,000, respectively, as capital gain dividends for its year ended August 31, 2020.

For corporate shareholders, 100%, 100% and 100% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the fiscal year ended August 31, 2020, for DWS Multi-Asset Conservative Allocation Fund, DWS Multi-Asset Growth Allocation Fund and DWS Multi-Asset Moderate Allocation Fund, respectively, qualified for the dividends received deduction.

For federal income tax purposes, DWS Multi-Asset Conservative Allocation Fund, DWS Multi-Asset Growth Allocation Fund and DWS Multi-Asset Moderate Allocation Fund designate $2,043,000, $1,613,000 and $562,000, respectively, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Deutsche DWS Asset Allocation Trust	|	67

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Multi-Asset Conservative Allocation Fund’s, DWS Multi-Asset Growth Allocation Fund’s (formerly DWS Multi-Asset Global Allocation Fund) and DWS Multi-Asset Moderate Allocation Fund’s (each a “Fund” and collectively, the “Funds”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2019.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Funds’ Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Funds’ performance, fees and expenses, and profitability from a fee consultant retained by the Funds’ Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Funds.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Funds’ contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of each Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Funds since their inception, and the Board believes that a long-term

68	|	Deutsche DWS Asset Allocation Trust

relationship with a capable, conscientious advisor is in the best interests of the Funds. The Board considered, generally, that shareholders chose to invest or remain invested in each respective Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Funds’ Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to each Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to each Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed each Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds.

DWS Multi-Asset Conservative Allocation Fund. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2018, DWS Multi-Asset Conservative Allocation Fund’s performance (Class A shares) was in the 4th quartile of

Deutsche DWS Asset Allocation Trust	|	69

the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2018. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board noted certain changes in the Fund’s portfolio management team that were made effective July 29, 2019. The Board observed that the Fund had experienced improved relative performance during the first eight months of 2019. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the DWS fund complex.

DWS Multi-Asset Growth Allocation Fund. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2018, DWS Multi-Asset Growth Allocation Fund’s performance (Class A shares) was in the 4th quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2018. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board noted that, effective July 29, 2019, changes were made to the Fund’s investment strategy and policies, as well as related changes to its name and portfolio management team. The Board observed that the Fund had experienced improved relative performance during the first eight months of 2019. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the DWS fund complex.

DWS Multi-Asset Moderate Allocation Fund. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2018, DWS Multi-Asset Moderate Allocation Fund’s performance (Class A shares) was in the 3rd quartile, 4th quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2018. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board noted certain changes in the Fund’s portfolio management team that were made effective July 29, 2019. The Board observed that the

70	|	Deutsche DWS Asset Allocation Trust

Fund had experienced improved relative performance during the first eight months of 2019. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the DWS fund complex.

Fees and Expenses. The Board considered the Funds’ investment management fee schedules, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant.

DWS Multi-Asset Conservative Allocation Fund. With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by DWS Multi-Asset Conservative Allocation Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) (1st quartile being the most favorable and 4th quartile being the least favorable) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2018). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2018, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees, but inclusive of acquired fund fees and expenses) (“Broadridge Universe Expenses”).

DWS Multi-Asset Growth Allocation Fund. With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by DWS Multi-Asset Growth Allocation Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were equal to the median of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2018). The Board noted that, effective July 29, 2019, DIMA agreed to reduce the Fund’s contractual management fee by 0.10% on assets invested in direct investments. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median of the applicable Broadridge Universe Expenses.

DWS Multi-Asset Moderate Allocation Fund. With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by DWS Multi-Asset Moderate Allocation Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (4th quartile) (1st quartile being the most favorable and 4th quartile being the least favorable) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2018). The Board

Deutsche DWS Asset Allocation Trust	|	71

noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Broadridge Universe Expenses.

The Board also reviewed data comparing total (net) operating expenses of each other operational share class of each Fund to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help each Fund’s total (net) operating expenses remain competitive. The Board considered the Funds’ management fee rates as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Funds and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Funds.

On the basis of the information provided, the Board concluded that each Fund’s management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA from advising the DWS Funds, along with the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality. The Board did not receive profitability information with respect to the Funds, but did receive such information with respect to the DWS Funds in which the Funds invest. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Funds and whether the Funds benefit from any economies of scale. In this regard, the Board observed that while each Fund’s current investment management fee schedule does not include breakpoints, each Fund’s fee schedule

72	|	Deutsche DWS Asset Allocation Trust

represents an appropriate sharing between each Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Funds, any fees received by an affiliate of DIMA for transfer agency services provided to the Funds and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that each Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Funds’ chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of each Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Deutsche DWS Asset Allocation Trust	|	73

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.

The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.

Independent Board Members
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: ICI Mutual Insurance Company; Progressive International Corporation (kitchen goods importer and distributor); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	73	—

74	|	Deutsche DWS Asset Allocation Trust

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc.; Oak Brook Bank; and Prisma Energy International. Not-for-Profit Director/Trustee: Palm Beach Civic Association; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago; former Not-for-Profit Directorships: Public Radio International	73	Portland General Electric[2] (utility company) (2003– present)
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	73	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (since 1994); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Formerly Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	73	Director, Aberdeen Japan Fund (since 2007)

Deutsche DWS Asset Allocation Trust	|	75

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	73	—
Rebecca W. Rimel (1951) Board Member since 1995	Senior Advisor, The Pew Charitable Trusts (charitable organization) (since July 2020); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012); President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–2020)	73	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	73	—

76	|	Deutsche DWS Asset Allocation Trust

Officers[4]
Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6] (1974) President and Chief Executive Officer, 2017–present	Managing Director,[3] DWS; Secretary, DWS USA Corporation (2018–present); Assistant Secretary, DWS Distributors, Inc. (2018–present); Director and Vice President, DWS Service Company (2018–present); Assistant Secretary, DWS Investment Management Americas, Inc. (2018–present); Director and President, DB Investment Managers, Inc. (2018–present); President and Chief Executive Officer (2017–present), and Interested Director (since June 25, 2020), The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc.; formerly: Vice President for the Deutsche Funds (2016–2017); Assistant Secretary for the DWS funds (2013–2019); Assistant Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2013–2020)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); Secretary, DBX ETF Trust (2020–present); Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2011–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017); Assistant Secretary, DBX ETF Trust (2019–2020); Assistant Secretary (July 14, 2006–December 31, 2010) and Secretary (January 31, 2006–July 13, 2006), The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc.
Ciara Crawford[8] (1984) Assistant Secretary, (2019–present)	Associate, DWS (since 2015); previously, Legal Assistant at Accelerated Tax Solutions.
Diane Kenneally[7] (1966) Chief Financial Officer and Treasurer, 2018–present	Director,[3] DWS; Treasurer, Chief Financial Officer and Controller, DBX ETF Trust (2019–present); Treasurer and Chief Financial Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present); formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[7] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (2018–present); Assistant Treasurer, DBX ETF Trust (2019–present); Assistant Treasurer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present)
Scott D. Hogan[7] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS; Chief Compliance Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2016–present)

Deutsche DWS Asset Allocation Trust	|	77

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director[3], DWS; Assistant Secretary, DBX ETF Trust (2020–present); Chief Legal Officer, DBX Advisors LLC and DBX Strategic Advisors LLC (2020–present); Chief Legal Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012–present); formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)
Michelle Goveia-Pine[6] (1970) Interim Anti-Money Laundering Compliance Officer, since July 10, 2020	Director,[3] DWS; Interim AML Officer, DWS Trust Company (since July 28, 2020); Interim AML Officer, DBX ETF Trust (since July 9, 2020); Interim AML Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since July 24, 2020)

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 875 Third Avenue, New York, NY 10022.

[7]	Address: 100 Summer Street, Boston, MA 02110.

[8]	Address: 5022 Gate Parkway, Suite 400, Jacksonville, FL 32256.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

78	|	Deutsche DWS Asset Allocation Trust

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

dws.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-PORT. The Fund’s Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

Deutsche DWS Asset Allocation Trust	|	79

Investment Management

DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group”), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DWS Multi-Asset Conservative Allocation Fund

	Class A	Class C	Class S
Nasdaq Symbol	SPDAX	SPDCX	SPBAX
CUSIP Number	25158W 106	25158W 304	25158W 403
Fund Number	481	781	2081

DWS Multi-Asset Growth Allocation Fund

	Class A	Class C	Class S
Nasdaq Symbol	SUPAX	SUPCX	SPGRX
CUSIP Number	25158W 783	25158W 817	25158W 825
Fund Number	482	782	2082

DWS Multi-Asset Moderate Allocation Fund

	Class A	Class C	Class S
Nasdaq Symbol	PLUSX	PLSCX	PPLSX
CUSIP Number	25158W 833	25158W 866	25158W 874
Fund Number	1084	1384	2084

80	|	Deutsche DWS Asset Allocation Trust

Notes

Notes

Notes

Notes

Notes

Notes

Notes

MULTI-2

(R-023996-10 10/20)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS Multi-Asset conservative ALlocation Fund

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended August 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2020	$49,311	$0	$7,880	$0
2019	$49,311	$0	$6,755	$0

The above “Tax Fees” were billed for professional services rendered for tax preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended August 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2020	$0	$625,431	$0
2019	$0	$740,482	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended August 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2020	$7,880	$625,431	$0	$633,311
2019	$6,755	$740,482	$0	$747,237

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2019 and 2020 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter, individually and in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that various covered persons within EY’s affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any investments in the Fund or any professionals who were part of the audit engagement team for the Fund. In addition, EY noted that the independence breaches did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.

DWS Multi-Asset Growth ALlocation Fund

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended August 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2020	$48,611	$0	$7,880	$0
2019	$48,611	$0	$6,755	$0

The above “Tax Fees” were billed for professional services rendered for tax preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended August 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2020	$0	$625,431	$0
2019	$0	$740,482	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended August 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2020	$7,880	$625,431	$0	$633,311
2019	$6,755	$740,482	$0	$747,237

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2019 and 2020 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter, individually and in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that various covered persons within EY’s affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any investments in the Fund or any professionals who were part of the audit engagement team for the Fund. In addition, EY noted that the independence breaches did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.

DWS Multi-Asset Moderate ALlocation Fund

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended August 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2020	$48,611	$0	$7,880	$0
2019	$48,611	$0	$6,755	$0

The above “Tax Fees” were billed for professional services rendered for tax preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended August 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2020	$0	$625,431	$0
2019	$0	$740,482	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended August 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2020	$7,880	$625,431	$0	$633,311
2019	$6,755	$740,482	$0	$747,237

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2019 and 2020 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter, individually and in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that various covered persons within EY’s affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any investments in the Fund or any professionals who were part of the audit engagement team for the Fund. In addition, EY noted that the independence breaches did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche DWS Asset Allocation Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	10/30/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	10/30/2020

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	10/30/2020